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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 19, 2004

                         Commission File Number 1-14959

                                BRADY CORPORATION
             (Exact name of registrant as specified in its charter)


       Wisconsin                                           39-0971239
(State of Incorporation)                       (IRS Employer Identification No.)


                            6555 West Good Hope Road
                           Milwaukee, Wisconsin 53223
              (Address of Principal Executive Offices and Zip Code)


                                 (414) 358-6600
                         (Registrant's Telephone Number)

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Item 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 19, 2004, Brady Corporation issued a press release announcing its fiscal 2004 third quarter financial results. A copy of the press release is being furnished to the Securities and Exchange Commission as Exhibit 99 attached herewith and incorporated by reference.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             BRADY CORPORATION


Date: May 19, 2004                           /s/ David Mathieson
                                             -----------------------------------
                                             David Mathieson
                                             Senior Vice President &
                                             Chief Financial Officer


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                                  EXHIBIT INDEX


EXHIBIT
NUMBER                 DESCRIPTION
-------                -----------

  99            Press Release of Brady Corporation, dated May 19, 2004